UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2020

CRISPR THERAPEUTICS AG

(Exact name of Registrant as Specified in Its Charter)

Switzerland	001-37923	Not Applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Baarerstrasse 14 6300 Zug, Switzerland		Not Applicable
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: +41 (0)41 561 32 77

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, nominal value CHF 0.03	CRSP	The NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Approval of Amendment to CRISPR Therapeutics AG 2018 Stock Option and Incentive Plan

On June 11, 2020, at the 2020 Annual General Meeting of Shareholders (the “Annual Meeting”), the shareholders of CRISPR Therapeutics AG (the “Company”) approved the amendment (the “Plan Amendment”) to the CRISPR Therapeutics AG 2018 Stock Option and Incentive Plan (the “2018 Plan”) to increase the number of common shares, par value CHF 0.03 per share (“Common Shares”) reserved for issuance under the 2018 Plan by 5,000,000 Common Shares and to increase the number of shares that may be issued in the form of incentive stock options by 5,000,000 Common Shares. The Plan Amendment previously had been approved, subject to shareholder approval, by the Company’s Board of Directors (the “Board”).

The Company’s officers and directors are among the persons eligible to receive awards under the 2018 Plan, as amended, in accordance with the terms and conditions thereunder. A detailed summary of the 2018 Plan and the Plan Amendment is set forth in the Company’s proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 24, 2020 (the “Proxy Statement”) under the caption “Proposal 8: Approval of an amendment to the CRISPR Therapeutics AG 2018 Stock Option and Incentive Plan”, which summary is incorporated herein by reference. That detailed summary of the 2018 Plan and Plan Amendment, and the foregoing description of the Plan Amendment, are qualified in their entirety by reference to (i) the full text of the 2018 Plan, which is filed as Exhibit 10.17 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, (ii) the full text of Amendment No. 1 to the 2018 Stock Option and Incentive Plan, which is filed as Exhibit 99.2 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 13, 2019, and (iii) the full text of the Plan Amendment, a copy of which is attached as Appendix A to the Proxy Statement, and in each case, incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

At the Annual Meeting, the Company’s shareholders approved amendments to its Articles of Association as described in the Proxy Statement. The Company’s amended and restated Articles of Association become effective upon registration in the Commercial Register in the canton of Zug, Switzerland on June 12, 2020, subject to the approval by the Swiss Federal Commercial Authority. A copy of the amended and restated Articles of Association is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Annual Meeting was held on June 11, 2020. Proxies were solicited pursuant to the Proxy Statement.

At the Annual Meeting, the Company’s shareholders were asked (i) to approve the annual report, the consolidated financial statements and the statutory financial statements of the Company for the year ended December 31, 2019, (ii) to approve the appropriation of financial results, (iii) to discharge the members of the Board of Directors and Executive Committee, (iv) to elect and re-elect eight members and the chairman to the Company’s Board of Directors, (v) to elect and re-elect three members of the Compensation Committee of the Board of Directors, (vi) to approve the compensation for the Board of Directors and the Executive Committee, (vii) to approve an increase in the conditional share capital for employee benefit plans, (viii) to approve the Plan Amendment, (ix) to approve the increase of the maximum number of authorized share capital and extend the date by which the Board of Directors may increase the authorized share capital of the Company, (x) to re-elect the independent voting rights representative, (xi) to re-elect Ernst & Young AG as the Company’s statutory auditor and to re-elect Ernst & Young

LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020, and (xii) to approve the transaction of any other business that may properly come before the Annual Meeting.

The voting results reported below are final.

Proposal 1 – Approval of the Annual Report, the Consolidated Financial Statements and the Statutory Financial Statements of the Company for the Year Ended December 31, 2019

The annual report, the consolidated financial statements and the statutory financial statements of the Company for the year ended December 31, 2019 were approved. The results of the vote were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
NUMBER	53,665,289	81,169	214,314	0

Proposal 2 – Approval of the Appropriation of Financial Results

The proposal to carry forward the net income resulting from the appropriation of financial results was approved. The results of the vote were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
NUMBER	53,640,181	124,429	196,162	0

Proposal 3 – Discharge of the Members of the Board of Directors and Executive Committee

The discharge of the members of the Company’s Board of Directors and the Executive Committee from personal liability for their activities during the year ended December 31, 2019 was approved. The results of the vote were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
NUMBER	37,225,602	87,219	124,589	16,523,361

Proposal 4 – Election and Re-election of the Members and Chair of the Board of Directors

Rodger Novak, M.D., Samarth Kulkarni, Ph.D., Ali Behbahani, M.D., Bradley Bolzon, Ph.D., Simeon J. George, M.D., John T. Greene, and Katherine A. High, M.D. were each duly re-elected as members of the Company’s Board of Directors, Rodger Novak, M.D. was duly re-elected as the chairman of the Board of Directors, and Douglas A. Treco, Ph.D., was duly elected as a member of the Company’s Board of Directors. The results of the election were as follows:

NOMINEE	FOR	AGAINST	WITHHELD	BROKER NON-VOTES

Rodger Novak, M.D.	37,236,826	160,852	39,733	16,523,361
Samarth Kulkarni, Ph.D.	37,307,347	88,077	41,988	16,523,360
Ali Behbahani, M.D.	25,364,704	12,029,042	43,665	16,523,361
Bradley Bolzon, Ph.D.	28,477,581	8,917,765	42,066	16,523,360
Simeon J. George, M.D.	36,382,623	1,012,713	42,076	16,523,360
John T. Greene	37,200,485	193,545	43,381	16,523,361
Katherine A. High, M.D.	28,498,466	8,899,277	39,669	16,523,360
Douglas A. Treco, Ph.D.	37,321,623	73,804	41,984	16,523,361

Proposal 5 – Election and Re-election of the Members of the Compensation Committee

Simeon J. George, M.D., and John T. Greene, were each duly re-elected as members of the Company’s Compensation Committee of the Board of Directors and Ali Behbahani, M.D. was duly elected as a member of the Company’s Compensation Committee of the Board of Directors. The results of the election were as follows:

NOMINEE	FOR	AGAINST	WITHHELD	BROKER NON-VOTES
Ali Behbahani, M.D.	35,170,393	2,215,817	51,201	16,523,361
Simeon J. George, M.D.	35,990,639	1,395,764	51,007	16,523,362
John T. Greene	36,816,948	568,161	52,301	16,523,362

Proposal 6 – Approval of the Compensation for the Board of Directors and the Executive Committee

The total non-performance-related compensation for members of the Board of Directors from the Annual Meeting to the 2021 annual general meeting of shareholders was approved on a binding basis. The results of the binding vote were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
NUMBER	35,850,070	1,485,288	102,054	16,523,360

The grant of equity for members of the Board of Directors from the Annual Meeting to the 2021 annual general meeting of shareholders was approved on a binding basis. The results of the binding vote were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
NUMBER	24,833,910	12,497,302	106,199	16,523,361

The total non-performance related compensation for members of the Executive Committee from July 1, 2020 to June 30, 2021 was approved on a binding basis. The results of the binding vote were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
NUMBER	26,999,724	10,329,699	107,989	16,523,360

The total variable compensation for members of the Executive Committee for the current year ending December 31, 2020 was approved on a binding basis. The results of the binding vote were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
NUMBER	27,027,706	10,293,156	116,550	16,523,360

The grant of equity for members of the Executive Committee from the Annual Meeting to the 2021 annual general meeting of shareholders was approved on a binding basis. The results of the binding vote were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
NUMBER	26,477,623	10,851,160	108,627	16,523,362

Proposal 7 – Approval of an Increase in the Conditional Share Capital for Employee Benefit Plans

An increase in the Company’s conditional share capital for employee benefit plans was not approved. The results of the vote were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
NUMBER	22,942,346	14,145,954	349,110	16,523,362

Proposal 8 – Approval of Amendment to the 2018 Stock Option and Incentive Plan

The Amendment to the 2018 Stock Option and Incentive Plan was approved. The results of the vote were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
NUMBER	23,888,401	13,455,556	93,453	16,523,362

Proposal 9 – Approval of Increase to the Maximum Number of Authorized Share Capital and Extending the Date by which the Board of Directors May Increase the Share Capital

The increase of the maximum number of authorized share capital and extension of the date by which the Board of Directors may increase the share capital was approved with at least two thirds of the votes cast. The results of the election were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
NUMBER	37,404,208	16,037,931	518,633	0

Proposal 10 – Re-election of the Independent Voting Rights Representative

Marius Meier, Attorney at Law, was duly re-elected as the independent voting rights representative. The results of the election were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
NUMBER	53,564,560	187,508	208,704	0

Proposal 11 – Re-election of the Auditors

Ernst & Young AG was duly elected as the Company’s statutory auditor for the term of office of one year, and Ernst & Young LLP was duly elected as the Company’s independent registered public accounting firm for the year ending December 31, 2020. The results of the election were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
NUMBER	53,706,522	133,167	121,083	0

Proposal 12 – Transaction of Any Other Business

The transaction of any other business that properly came before the Annual Meeting was approved. The results of the election were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
NUMBER	21,629,129	15,219,492	588,787	16,523,363

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

3.1*	Amended and Restated Articles of Association of CRISPR Therapeutics AG

10.1#

CRISPR Therapeutics AG 2018 Stock Option and Incentive Plan and forms of agreements thereunder (incorporated herein by reference to Exhibit 99.1 to the Company’s Registration Statement on Form S-8 filed on June 1, 2018).

10.2#	Amendment No.1 to the 2018 Stock Option and Incentive Plan (incorporated herein by reference to Appendix A to the Company’s Definitive Proxy Statement on Schedule 14A filed on April 30, 2019).

10.3#	Amendment No.2 to the 2018 Stock Option and Incentive Plan (incorporated herein by reference to Appendix A to the Company’s Definitive Proxy Statement on Schedule 14A filed on April 24, 2020).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Filed herewith.
#	A management contract or compensatory plan or arrangement required to be filed as an exhibit pursuant to Item 15(a)(3) of Form 10-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRISPR THERAPEUTICS AG

Date: June 12, 2020	By:	/s/ Samarth Kulkarni
Samarth Kulkarni, Ph.D.
Chief Executive Officer